Exhibit 32.2



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,


In connection with the Quarterly Report of Jersey Central Power & Light Company ("Company") on Form 10-Q for the period ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each undersigned officer of the Company does hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                /s/Charles E. Jones
                                            --------------------------------
                                                   Charles E. Jones
                                                       President
                                                (Chief Executive Officer)
                                                   November 14, 2003



                                              /s/Richard H. Marsh
                                           ---------------------------------
                                                 Richard H. Marsh
                                             Senior Vice President and
                                               Chief Financial Officer
                                                 November 14, 2003





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